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                                                                   EXHIBIT 23.6

                        CONSENT OF BEERS & CUTLER PLLC

CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the registration statements of AccuStaff Incorporated on Form S-8 (Reg. Nos. 33-88262 and 333-06899) of our report dated February 20, 1996, on our audit of the financial statements of Perspective Technology Corporation as of December 31, 1995 and for the year then ended, which report is included in this Report on Form 8-K.

Washington, D.C.                                        /s/ BEERS & CUTLER PLLC
September 13, 1996